021703

CNB

CNB Financial Corp.

INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 12613H 10 6

THIS IS TO CERTIFY That

SPECIMEN

is the owner of

FULLY PAID SHARES OF COMMON STOCK OF

CNB Financial Corp.

transferable only on the books of the Corporation by the holders hereof in person or by attorney duly authorized upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the Articles of Organization and Bylaws of the Corporation as now or hereafter amended. This certificate is not valid until countersigned and registered by the Transfer Agent and the Registrar.

WITNESS, the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

SPECIMEN

Dated:

CNB FINANCIAL CORP. CORPORATE SEAL 2005 MASSACHUSETTS

TREASURER

PRESIDENT AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common
TEN ENT – as tenants by the entireties
JT TEN – as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT–______ Custodian ______
(Cust) (Minor)
under Uniform Gifts to Minors
Act ______
(State)

UNIF TRF MIN ACT–______ Custodian (until age ______)
(Cust)
______ under Uniform Transfers
(Minor)
to Minors Act ______
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____

____

____ Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________

X ________________________

X ________________________

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed: ________________________

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.